                                                                    EXHIBIT 99.4



CASE NAME:      KEVCO GP, INC.                                     ACCRUAL BASIS

CASE NUMBER:    401-40786-BJH-11

JUDGE:          BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                     NORTHERN        DISTRICT OF     TEXAS
                 --------------------           --------------
                                 FORT WORTH         DIVISION
                          -------------------------

                            MONTHLY OPERATING REPORT

                      MONTH ENDING:        FEBRUARY 28, 2001
                                   -------------------------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ JOSEPH P. TOMCZAK                                        TREASURER
----------------------------------------            ----------------------------
Original Signature of Responsible Party                        Title

JOSEPH P. TOMCZAK                                         APRIL 13, 2001
----------------------------------------            ----------------------------
Printed Name of Responsible Party                             Date


PREPARER:

/s/ DENNIS S. FAULKNER                                  ACCOUNTANT FOR DEBTOR
----------------------------------------            ----------------------------
Original Signature of Preparer                                Title

DENNIS S. FAULKNER                                          APRIL 13, 2001
----------------------------------------            ----------------------------
Printed Name of Preparer                                       Date

CASE NAME:                   KEVCO GP, INC.                   ACCRUAL BASIS - 1

CASE NUMBER:                 401-40786-BJH-11

COMPARATIVE BALANCE SHEET


                                                                 SCHEDULED         MONTH
ASSETS                                                             AMOUNT          FEB-01         MONTH        MONTH
------                                                          ------------     ------------    ---------    ---------
1.  Unrestricted Cash                                                                                                 0
2.  Restricted Cash                                                                                                   0
3.  Total Cash                                                             0                0            0            0
4.  Accounts Receivable (Net)
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses
8.  Other (Attach List)                                                    0                0            0            0
9.  Total Current Assets                                                   0                0            0            0
10. Property, Plant & Equipment
11. Less: Accumulated Depreciation/Depletion
12. Net Property, Plant & Equipment                                        0                0            0            0
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)                       0
15. Other (Attach List)                                              360,837          360,837            0            0
16. Total Assets                                                     360,837          360,837            0            0

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)                                                                     0            0            0
23. Total Post Petition Liabilities                                                         0            0            0

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                       75,885,064       63,113,388
25. Priority Debt                                                          0
26. Unsecured Debt
27. Other (Attach List)                                          128,815,071      128,815,071            0            0
28. Total Pre Petition Liabilities                               204,700,135      191,928,459            0            0
29. Total Liabilities                                            204,700,135      191,928,459            0            0

EQUITY

30. Pre Petition Owners' Equity                                                  (204,339,298)
31. Post Petition Cumulative Profit Or (Loss)                                               0
32. Direct Charges To Equity (Attach Explanation) (FOOTNOTE)                       12,771,676
33. Total Equity                                                                 (191,567,622)           0            0
34. Total Liabilities and Equity                                                      360,837            0            0

This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO GP, INC.                               SUPPLEMENT TO

CASE NUMBER:     401-40786-BJH-11                           ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET


                                                       SCHEDULED              MONTH
ASSETS                                                  AMOUNT                FEB-01          MONTH            MONTH
------                                                 ---------              ------          -----            -----
A.
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 8                                   0                     0          0                0

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF AMORTIZATION -  LINE 14              0                     0          0                0

A.        Investment in Subsidiaries                     360,837               360,837
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 15                            360,837               360,837          0                0

POST PETITION LIABILITIES

A.
B.
C.
D.
E.

TOTAL OTHER POST PETITION LIABILITIES -  LINE 22                                     0          0                0

PRE PETITION LIABILITIES

A.        Interco.Payables (Footnote)                    315,071               315,071
B.        10 3/8% Senior Sub. Notes                  105,000,000           105,000,000
C.        Sr. Sub. Exchangeable Notes                 23,500,000            23,500,000
D.
E.

TOTAL OTHER PRE PETITION LIABILITIES -  LINE 27      128,815,071           128,815,071          0                0

CASE NAME:               KEVCO GP, INC.                       ACCRUAL BASIS - 2

CASE NUMBER:             401-40786-BJH-11

INCOME STATEMENT


                                            MONTH                                                          QUARTER
REVENUES                                    FEB-01               MONTH                 MONTH                TOTAL
--------                                    ------               -----                 -----               --------
1.  Gross Revenues                                                                        0                     0
2.  Less: Returns & Discounts                                                                                   0
3.  Net Revenue                                0                    0                     0                     0

COST OF GOODS SOLD

4.  Material                                                                                                    0
5.  Direct Labor                                                                                                0
6.  Direct Overhead                                                                                             0
7.  Total Cost Of Goods Sold                   0                    0                     0                     0
8.  Gross Profit                               0                    0                     0                     0

OPERATING EXPENSES

9.  Officer / Insider Compensation                                                                              0
10. Selling & Marketing                                                                                         0
11. General & Administrative                                                                                    0
12. Rent & Lease                                                                                                0
13. Other (Attach List)                        0                    0                     0                     0
14. Total Operating Expenses                   0                    0                     0                     0
15. Income Before Non-Operating
    Income & Expense                           0                    0                     0                     0

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)            0                    0                     0                     0
17. Non-Operating Expense (Att List)           0                    0                     0                     0
18. Interest Expense                                                                                            0
19. Depreciation / Depletion                                                                                    0
20. Amortization                                                                                                0
21. Other (Attach List)                                                                                         0
22. Net Other Income & Expenses                0                    0                     0                     0

REORGANIZATION EXPENSES

23. Professional Fees                                                                                           0
24. U.S. Trustee Fees                                                                                           0
25. Other (Attach List)                        0                    0                     0                     0
26. Total Reorganization Expenses              0                    0                     0                     0
27. Income Tax                                                                                                  0
28. Net Profit (Loss)                          0                    0                     0                     0




This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:         KEVCO GP, INC.                        ACCRUAL BASIS - 3

CASE NUMBER:       401-40786-BJH-11


CASH RECEIPTS AND                           MONTH                                                  QUARTER
DISBURSEMENTS                              FEB-01             MONTH            MONTH                TOTAL
-------------                              ------             -----            -----               -------
1.  Cash - Beginning Of Month                                                                          0

RECEIPTS FROM OPERATIONS

2.  Cash Sales                                                                    0                    0

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition                                                                                       0
4.  Post Petition                                                                                      0
5.  Total Operating Receipts                   0                 0                0                    0

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)             0                 0                0                    0
7.  Sale of Assets                                                                                     0
8.  Other (Attach List)                        0                 0                0                    0
9.  Total Non-Operating Receipts               0                 0                0                    0
10. Total Receipts                             0                 0                0                    0
11. Total Cash Available                       0                 0                0                    0

OPERATING DISBURSEMENTS

12. Net Payroll                                                                                        0
13. Payroll Taxes Paid                                                                                 0
14. Sales, Use & Other Taxes Paid                                                                      0
15. Secured / Rental / Leases                                                                          0
16. Utilities                                                                                          0
17. Insurance                                                                                          0
18. Inventory Purchases                                                                                0
19. Vehicle Expenses                                                                                   0
20. Travel                                                                                             0
21. Entertainment                                                                                      0
22. Repairs & Maintenance                                                                              0
23. Supplies                                                                                           0
24. Advertising                                                                                        0
25. Other (Attach List)                        0                 0                0                    0
26. Total Operating Disbursements              0                 0                0                    0

REORGANIZATION DISBURSEMENTS

27. Professional Fees                                                                                  0
28. U.S. Trustee Fees                                                                                  0
29. Other (Attach List)                        0                 0                0                    0
30. Total Reorganization Expenses              0                 0                0                    0
31. Total Disbursements                        0                 0                0                    0
32. Net Cash Flow                              0                 0                0                    0
33. Cash - End of Month                        0                 0                0                    0

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


CASE NAME:         KEVCO GP, INC.                           ACCRUAL BASIS - 4

CASE NUMBER:       401-40786-BJH-11


                                                 SCHEDULED                 MONTH
ACCOUNTS RECEIVABLE AGING                          AMOUNT                  FEB-01              MONTH               MONTH
-------------------------                        ---------                 ------              -----               -----
1. 0 - 30
2. 31 - 60
3. 61 - 90
4. 91 +
5. Total Accounts Receivable                         0                      0                      0                   0
6. (Amount Considered Uncollectible)
7. Accounts Receivable (Net)                         0                      0                      0                   0


AGING OF POST PETITION                                     MONTH:  FEBRUARY-01
TAXES AND PAYABLES                                               ---------------


                                        0 - 30        31 - 60          61 - 90          91 +
TAXES PAYABLE                            DAYS           DAYS             DAYS           DAYS            TOTAL
-------------                           ------        -------          ------           ----            -----
1.  Federal                                                                                                 0
2.  State                                                                                                   0
3.  Local                                                                                                   0
4.  Other (Attach List)                   0               0               0                0                0
5.  Total Taxes Payable                   0               0               0                0                0
6.  Accounts Payable                                                                                        0



                                                        MONTH:   FEBRUARY-01
                                                              -----------------

STATUS OF POST PETITION TAXES


                                                                 AMOUNT
                                        BEGINNING TAX        WITHHELD AND/OR                       ENDING TAX
FEDERAL                                   LIABILITY *            ACCRUED         (AMOUNT PAID)      LIABILITY
-------                                  ------------         ---------------    -------------      ---------
1.  Withholding **                                                                                     0
2.  FICA - Employee **                                                                                 0
3.  FICA - Employer **                                                                                 0
4.  Unemployment                                                                                       0
5.  Income                                                                                             0
6.  Other (Attach List)                      0                      0                  0               0
7.  Total Federal Taxes                      0                      0                  0               0

STATE AND LOCAL

8.  Withholding                                                                                        0
9.  Sales                                                                                              0
10. Excise                                                                                             0
11. Unemployment                                                                                       0
12. Real Property                                                                                      0
13. Personal Property                                                                                  0
14. Other (Attach List)                      0                      0                  0               0
15. Total State And Local                    0                      0                  0               0
16. Total Taxes                              0                      0                  0               0

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  x  does not have related footnotes on Footnotes Supplement.
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

CASE NAME:             KEVCO GP, INC.                         ACCRUAL BASIS - 5

CASE NUMBER:           401-40786-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                        MONTH:   FEBRUARY-01
                                                              -----------------

BANK RECONCILIATIONS                             Account # 1               Account # 2
--------------------                             -----------               -----------
A.   BANK:                                                                                    Other Accounts
B.   ACCOUNT NUMBER:                                                                           (Attach List)               TOTAL
C.   PURPOSE (TYPE):

1.   Balance Per Bank Statement                                                                      0                      0
2.   Add: Total Deposits Not Credited                                                                0                      0
3.   Subtract: Outstanding Checks                                                                    0                      0
4.   Other Reconciling Items                                                                         0                      0
5.   Month End Balance Per Books                   0                         0                       0                      0
6.   Number of Last Check Written

INVESTMENT ACCOUNTS


BANK, ACCOUNT NAME & NUMBER                   DATE OF PURCHASE        TYPE OF INSTRUMENT     PURCHASE PRICE           CURRENT VALUE
---------------------------                   ----------------        ------------------     --------------           -------------
7.
8.
9.
10.  (Attach List)                                                                                  0                         0
11.  Total Investments                                                                              0                         0

CASH

12.  Currency On Hand                                                                                                         0
13.  Total Cash - End of Month                                                                                                0

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

CASE NAME:     KEVCO GP, INC.                                 ACCRUAL BASIS - 6

CASE NUMBER:   401-40786-BJH-11
                                                         MONTH:   FEBRUARY-01
                                                               ----------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                             TYPE OF           AMOUNT         TOTAL PAID
              NAME                           PAYMENT            PAID           TO DATE
              ----                           -------           ------         -----------
1.
2.
3.
4.
5.  (Attach List)                                                0                0
6.  Total Payments To Insiders                                   0                0

                                            PROFESSIONALS


                                          DATE OF
                                        COURT ORDER                                                               TOTAL
                                        AUTHORIZING        AMOUNT           AMOUNT          TOTAL PAID          INCURRED
              NAME                        PAYMENT         APPROVED           PAID            TO DATE            & UNPAID *
              ----                      ------------      --------          ------          ----------          ----------
1.
2.
3.
4.
5.  (Attach List)                                            0                 0                  0                  0
6.  Total Payments To Professionals                          0                 0                  0                  0

     *  Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                   SCHEDULED         AMOUNTS      TOTAL
                                    MONTHLY           PAID        UNPAID
                                    PAYMENTS         DURING        POST
        NAME OF CREDITOR              DUE             MONTH      PETITION
        ----------------           ---------         ------      --------
1.
2.
3.
4.
5.   (Attach List)                    0                 0             0
6.   TOTAL                            0                 0             0

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

CASE NAME:        KEVCO GP, INC.                              ACCRUAL BASIS - 7

CASE NUMBER:      401-40786-BJH-11
                                                         MONTH:  FEBRUARY-01
                                                               ----------------
QUESTIONNAIRE


                                                                                                              YES             NO
                                                                                                              ---             --
1.    Have any Assets been sold or transferred outside the normal course of business this reporting period?                   X
2.    Have any funds been disbursed from any account other than a debtor in possession account?                               X
3.    Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                                 X
4.    Have any payments been made on Pre Petition Liabilities this reporting period?                           X
5.    Have any Post Petition Loans been received by the debtor from any party?                                                X
6.    Are any Post Petition Payroll Taxes past due?                                                                           X
7.    Are any Post Petition State or Federal Income Taxes past due?                                                           X
8.    Are any Post Petition Real Estate Taxes past due?                                                                       X
9.    Are any other Post Petition Taxes past due?                                                                             X
10.   Are any amounts owed to Post Petition creditors delinquent?                                                             X
11.   Have any Pre Petition Taxes been paid during the reporting period?                                                      X
12.   Are any wage payments past due?                                                                                         X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

SEE FOOTNOTE

INSURANCE


                                                                                                            YES              NO
                                                                                                            ---              --
1.    Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?       X
2.    Are all premium payments paid current?                                                                X
3.    Please itemize policies below.

  If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no operations.

                              INSTALLMENT PAYMENTS


                                                                                     PAYMENT AMOUNT
      TYPE OF POLICY              CARRIER              PERIOD COVERED                 & FREQUENCY
      --------------              -------              --------------                 -----------
     General Liability          Liberty Mutual         9/1/00-9/1/01              Annual      $313,520
     Umbrella                   National Union         6/1/00-9/1/01              Annual      $103,349

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

CASE NAME:      KEVCO GP, INC.                             FOOTNOTES SUPPLEMENT

CASE NUMBER:    401-40786-BJH-11                             ACCRUAL BASIS


                                                       MONTH:      FEBRUARY-01
                                                             ------------------

ACCRUAL BASIS          LINE
 FORM NUMBER           NUMBER                      FOOTNOTE / EXPLANATION
 -----------           ------                      ----------------------
     1                  24          Pursuant to an Asset Purchase Agreement approved by the Court on
     7                   4          February 23, 2001 and effective as of the same date among Kevco,
                                    Inc., Kevco Manufacturing, LP, Wingate Management Co. II, LP and
                                    Adorn LLC, certain assets and liabilities of Design Components, a division of Kevco Manufacturing, LP (Case No.
                                    401-40784-BJH-11), were transferred to Adorn, LLC. At the
                                    effective date of purchase, Buyer assumed certain executory contracts, approximately $1.6 million of Kevco Manufacturing,
                                    LP's unsecured pre-petition liabilities, $3.5 million of
                                    accounts receivable, $5 million of inventory and $2.2 million
                                    (book value) of property and equipment. Payment was made
                                    directly to Bank of America, the secured lender, thereby
                                    reducing pre-petition secured debt.

     1                  27A         Intercompany payables are to co-debtors Kevco Management Co.
                                    (Case No. 401-40788-BJH-11), Kevco Distribution, LP (Case No.
                                    401-40789-BJH-11), Kevco Manufacturing, LP (Case No.
                                    401-40784-BJH-11), Kevco Holding, Inc. (Case No.
                                    401-40785-BJH-11), DCM Delaware, Inc. (Case No.
                                    401-40787-BJH-11), Kevco, Inc. (Case No. 401-40783-BJH-11), and
                                    Kevco Components, Inc. (Case No. 401-40790-BJH-11). Debtor
                                    currently has $315,071 of intercompany payables.

     1                  32          The direct charge to equity is due to the secured debt reduction pursuant to the sale of Design Components (See Footnote 1-24).
                                    The secured debt owed to Bank of America by Kevco, Inc. (Case
                                    No. 401-40783-BJH-11) has been guaranteed by all of its
                                    co-debtors (See Footnote 1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet.
                                    Kevco, Inc.'s report will reflect the cash portion of the
                                    transaction.